                                                       =========================
[NEW LOGO]         Lincoln ChoicePlus II Bonus(sm)     The Lincoln National Life
                     Variable Annuity Application          Insurance Company
                                                          Fort Wayne, Indiana
                                                       =========================

   Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.

1a Contract Owner  Maximum age of Contract Owner is 85.

                                                               Social Security number/TIN  [_][_][_]-[_][_]-[_][_][_][_]
   __________________________________________________________
   Full legal name or trust name*
                                                               Date of birth  [_][_] [_][_] [_][_]   [_] Male    [_] Female
                                                                               Month   Day   Year
   __________________________________________________________
   Street address
                                                               Home telephone number  [_][_][_] [_][_][_]-[_][_][_][_]
   __________________________________________________________
   City                            State          ZIP
                                                               Date of trust* [_][_] [_][_] [_][_]  Is trust revocable?*
                                                                               Month   Day   Year
   __________________________________________________________                                       [_] Yes    [_] No
   Trustee name*
                                                               *This information is required for trusts.

1b Joint Contract Owner  Maximum age of Joint Contract Owner is 85.

                                                               Social Security number  [_][_][_]-[_][_]-[_][_][_][_]
   __________________________________________________________
   Full legal name
                                                               Date of birth  [_][_] [_][_] [_][_]   [_] Male    [_] Female
                                                                               Month   Day   Year    [_] Spouse  [_] Non-spouse

2a Annuitant (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant) Maximum age of Annuitant is 85.

                                                               Social Security number     [_][_][_]-[_][_][_]-[_][_][_][_]
   __________________________________________________________
   Full legal name
                                                               Date of birth    [_][_] [_][_] [_][_]   [_] Male   [_] Female
                                                                                Month    Day   Year
   __________________________________________________________
   Street Address
                                                               Home telephone number  [_][_][_] [_][_][_]-[_][_][_][_]
   __________________________________________________________
   City                            State          ZIP


2b Contingent Annuitant  Maximum age of Contingent Annuitant is 85.


                                                               Social Security number      [_][_][_]-[_][_]-[_][_][_][_]
   __________________________________________________________
   Full legal name

3 Beneficiary(ies) Of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)

                                                                                                                                   %
   ----------------------------------------------------------  ----------------------------------  -----------------------  --------
   Full legal name or trust name*  [_] Primary [_] Contingent  Relationship to Contract Owner      SSN/TIN
                                                                                                                                   %
   ----------------------------------------------------------  ----------------------------------  -----------------------  --------
   Full legal name or trust name*  [_] Primary [_] Contingent  Relationship to Contract Owner      SSN/TIN
                                                                                                                                   %
   ----------------------------------------------------------  ----------------------------------  -----------------------  --------
   Full legal name or trust name*  [_] Primary [_] Contingent  Relationship to Contract Owner      SSN/TIN

   __________________________________________________________  Date of trust* [_][_] [_][_] [_][_]  Is trust revocable?*
   Trustee name*                                                               Month   Day   Year
                                                                                                    [_] Yes    [_] No

                                                               *This information is required for trusts.

   To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953CP).

4  Type of Lincoln ChoicePlus II(SM) Variable Annuity Contract

   Nonqualified: [_] Initial Contribution  OR  [_] 1035 Exchange
   Tax-Qualified (must complete plan type): [_] Transfer OR [_] Rollover Plan Type (check one): [_] Roth IRA [_] Traditional IRA

5a Allocation (This section must be completed.)

   Initial minimums: $10,000

   Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 5b.

   If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the Money Market Fund, pending instructions from the contract owner.

   -----------------------------------------------------------------------------
   Please allocate my contribution of:

   $_____________________ OR $_________________________
    Initial contribution      Approximate amount
                              from previous carrier
   -----------------------------------------------------------------------------
   INTO THE FUND(S) BELOW     /downward pointing arrow/   Use whole percentages
   -----------------------------------------------------------------------------

                  %  Delaware Premium Growth and Income Series
    ---------------
                  %  Delaware Premium U.S. Growth Series
    ---------------
                  %  Delaware Premium REIT Series
    ---------------
                  %  Delaware Premium Small Cap Value Series
    ---------------
                  %  Delaware Premium Trend Series
    ---------------
                  %  Delaware Premium Social Awareness Series
    ---------------
                  %  Delaware Premium High Yield Series
    ---------------
                  %  AIM Growth Fund
    ---------------
                  %  AIM International Fund
    ---------------
                  %  AIM Value Fund
    ---------------
                  %  Alliance Capital Growth and Income Portfolio
    ---------------
                  %  Alliance Capital Premier Growth Portfolio
    ---------------
                  %  Alliance Capital Technology Portfolio
    ---------------
                  %  Alliance Capital Small Cap Value Portfolio
    ---------------
                  %  AFIS Global Small Capitalization Fund
    ---------------
                  %  AFIS Growth Fund
    ---------------
                  %  AFIS Growth-Income Fund
    ---------------
                  %  AFIS International Fund
    ---------------
                  %  Deutsche Asset Equity 500 Index
    ---------------
                  %  Deutsche Asset EAFE Equity Index
    ---------------
                  %  Deutsche Asset Small Cap Value Portfolio
    ---------------
                  %  Fidelity VIP Equity Income Portfolio
    ---------------
                  %  Fidelity VIP Growth Portfolio
    ---------------
                  %  Fidelity VIP Contrafund Portfolio
    ---------------
                  %  Fidelity VIP Overseas Portfolio
    ---------------
                  %  Franklin Templeton Growth Securities Fund
    ---------------
                  %  Franklin Templeton Small Cap Fund
    ---------------
                  %  Janus Worldwide Growth Portfolio
    ---------------
                  %  Janus Balanced Portfolio
    ---------------
                  %  Janus Aggressive Growth Portfolio
    ---------------
                  %  Lincoln National Aggressive Growth Fund
    ---------------
                  %  Lincoln National Bond Fund
    ---------------
                  %  Lincoln National Capital Appreciation Fund
    ---------------
                  %  Lincoln National Global Asset Allocation Fund
    ---------------
                  %  Lincoln National International Fund
    ---------------
                  %  Lincoln National Money Market Fund
    ---------------
                  %  Lincoln National Social Awareness Fund
    ---------------
                  %  MFS Emerging Growth Series
    ---------------
                  %  MFS Capital Opportunities Series
    ---------------
                  %  MFS Total Return Series
    --------------
                  %  MFS Utilities Series
    --------------
                  %  Neuberger Berman Regency Portfolio
    ---------------
                  %  Neuberger Berman Mid-Cap Portfolio
    ---------------
                  %  Putnam Growth & Income Fund
    ---------------
                  %  Putnam Health Sciences Fund
    ---------------
                     Fixed Account:                     % 5 years
                                            -------------
                                % 1 year                % 7 years
                     ------------           -------------
                                % 3 years               % 10 years
                     ------------           -------------

                  %  Total (must = 100%)
===================


5b Dollar Cost Averaging (Complete only if electing DCA.)

   $2,000 minimum required.
--------------------------------------------------------------------------------
   Total amount to DCA:   OR                              $__________________
   MONTHLY amount to DCA:                                 $__________________
--------------------------------------------------------------------------------
   OVER THE FOLLOWING PERIOD:
                                                           __________________
                                                              MONTHS (6-60)
--------------------------------------------------------------------------------
   FROM THE FOLLOWING HOLDING ACCOUNT (check one):

   [_] DCA Fixed Account (Only available for 12 months or less.)
   [_] Delaware Premium High Yield Series              *The DCA holding account
   [_] Lincoln National Money Market                    and the DCA fund elected
   [_] Lincoln National Bond Fund                       cannot be the same.
--------------------------------------------------------------------------------
   INTO THE FUND(S) BELOW   /downward pointing arrow/   Use whole percentages
--------------------------------------------------------------------------------

                  %  Delaware Premium Growth and Income Series
   ----------------
                  %  Delaware Premium U.S. Growth Series
   ----------------
                  %  Delaware Premium REIT Series
   ----------------
                  %  Delaware Premium Small Cap Value Series
   ----------------
                  %  Delaware Premium Trend Series
   ----------------
                  %  Delaware Premium Social Awareness Series
   ----------------
                  %  Delaware Premium High Yield Series
   ----------------
                  %  AIM Growth Fund
   ----------------
                  %  AIM International Fund
   ----------------
                  %  AIM Value Fund
   ----------------
                  %  Alliance Capital Growth and Income Portfolio
   ----------------
                  %  Alliance Capital Premier Growth Portfolio
   ----------------
                  %  Alliance Capital Technology Portfolio
   ----------------
                  %  Alliance Capital Small Cap Value Portfolio
   ----------------
                  %  AFIS Global Small Capitalization Fund
   ----------------
                  %  AFIS Growth Fund
   ----------------
                  %  AFIS Growth-Income Fund
   ----------------
                  %  AFIS International Fund
   ----------------
                  %  Deutsche Asset Equity 500 Index
   ----------------
                  %  Deutsche Asset EAFE Equity Index
   ----------------
                  %  Deutsche Asset Small Cap Value Portfolio
   ----------------
                  %  Fidelity VIP Equity Income Portfolio
   ----------------
                  %  Fidelity VIP Growth Portfolio
   ----------------
                  %  Fidelity VIP Contrafund Portfolio
   ----------------
                  %  Fidelity VIP Overseas Portfolio
   ----------------
                  %  Franklin Templeton Growth Securities Fund
   ----------------
                  %  Franklin Templeton Small Cap Fund
   ----------------
                  %  Janus Worldwide Growth Portfolio
   ----------------
                  %  Janus Balanced Portfolio
   ----------------
                  %  Janus Aggressive Growth Portfolio
   ----------------
                  %  Lincoln National Aggressive Growth Fund
   ----------------
                  %  Lincoln National Bond Fund
   ----------------
                  %  Lincoln National Capital Appreciation Fund
   ----------------
                  %  Lincoln National Global Asset Allocation Fund
   ----------------
                  %  Lincoln National International Fund
   ----------------
                  %  Lincoln National Money Market Fund
   ----------------
                  %  Lincoln National Social Awareness Fund
   ----------------
                  %  MFS Emerging Growth Series
   ----------------
                  %  MFS Capital Opportunities Series
   ----------------
                  %  MFS Total Return Series
   ----------------
                  %  MFS Utilities Series
   ----------------
                  %  Neuberger Berman Regency Portfolio
   ----------------
                  %  Neuberger Berman Mid-Cap Portfolio
   ----------------
                  %  Putnam Growth & Income Fund
   ----------------
                  %  Putnam Health Sciences Fund
   ----------------
                  %  Total (must = 100%)
   ================
--------------------------------------------------------------------------------
   Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.
--------------------------------------------------------------------------------

5c Cross-Reinvestment or Portfolio Rebalancing

   To elect either of these options, please complete the Cross-Reinvestment form (28051CP2) or the Portfolio Rebalancing form (28887CP2).

6  Death Benefit Option

   Select one: (If no benefit is specified, the default Death Benefit will be the Enhanced Guaranteed Minimum Death Benefit)

   [_] I/We hereby elect the 5% Step-Up/1/ Death Benefit option.
   [_] I/We hereby elect the Estate Enhancement Benefit/2/ rider which includes the Enhanced Guaranteed Minimum Death Benefit.
   [_] I/We hereby elect the Estate Enhancement Benefit/2/ rider which includes the 5% Step-Up Death Benefit option.

   /1/ The 5% Step-Up option may only be elected if the Contract Owner, Joint
       Owner (if applicable), and Annuitant are all under age 80.
   /2/ The Estate Enhancement Benefit rider may only be elected if the contract is nonqualified and if the Contract Owner, Joint Owner (if applicable), and Annuitant are all under age 76.

7  Automatic Withdrawal

   Note: Withdrawals exceeding 10% of the greater of total contract value or premium payments per contract year may be subject to contingent deferred sales charges. Withdrawal minimum: $50 per distribution/$300 annually.

   ---------------------------------------------------------              ----------------------------------------------------------
   [_] Please provide me with automatic withdrawals based on              [_] Please provide me with automatic withdrawals of
       ________% (may be between 1-10%) of the greater of                     $ ________________________________
       total contract value or premium, payable as follows:       OR      [_] Monthly  [_] Quarterly  [_] Semiannually [_] Annually
   [_] Monthly [_] Quarterly  [_] Semiannually [_] Annually               Begin withdrawals in [__|__] [__|__]
   Begin withdrawals in [__|__] [__|__]                                                          Month   Year
                         Month    Year
   ---------------------------------------------------------               ---------------------------------------------------------

   Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required depending on state of residency.

   ELECT ONE: [_] Do withhold taxes  Amount to be withheld ________ (must be at least 10%)
              [_] Do not withhold taxes

   ELECT ONE: [_] Direct deposit                      [_] Checking (Attach a "voided" check)     [_] Savings (Attach a deposit slip)
                  I/We authorize Lincoln Life to deposit payments to the account and financial institution identified below. Lincoln
                  Life is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln
                  Life of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing House Association (NACHA).

                  __________________________________________________________________________________________________________________
                  Bank name                                                                       Bank telephone number

              [_] Send check to address of record

              [_] Send check to following alternate address:

                  __________________________________________________________________________________________________________________

                  __________________________________________________________________________________________________________________


8  Automatic Bank Draft

  ________________________________________________________________     _____________________________________________________________
  Print account holder name(s) EXACTLY as shown on bank records

  __________________________________________________________________________________________________________________________________
  Bank name                                                                          Bank telephone number

  ____________________________________________________________________________________________________$_____________________________
  ABA number                                              Checking account number                       Monthly amount

  Automatic bank draft start date:     [__|__]     [__|__]     [__|__]             ATTACH VOIDED CHECK
                                        Month     Day (1-28)    Year

I/We hereby authorize Lincoln Life to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life and the financial institution a reasonable opportunity to act on it.

 9   Telephone/Internet Authorization (Check box if this option is desired.)

     [_] I/We hereby authorize and direct Lincoln Life to accept instructions via telephone or the Internet from any person who can furnish proper identification to exchange units from subaccount to subaccount, change the allocation of future investments, and/or clarify any unclear or missing administrative information contained on this application at the time of issue. I/We agree to hold harmless and indemnify Lincoln Life and its affiliates and any mutual fund managed by such affiliates and their directors, trustees, officers, employees and agents for any losses arising from such instructions.

10   Replacement

     Does the applicant have any existing life policies or annuity contracts?
     [_] Yes  [_] No
     Will the proposed contract replace any existing annuity or life insurance?
     [_] Yes  [_] No

     (Attach a state replacement form if required by the state in which the application is signed.)

     ___________________________________________________________________________
     Company name

     ___________________________________________________________________________
     Plan name                                             Year issued


     Fraud Warning

     Residents of all states except Virginia please note: Any person who knowingly, and with intent to defraud any insurance company or other person, files or submits an application or statement of claim containing any materially false or deceptive information, or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

11   Signatures

     All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for Lincoln ChoicePlus
     II Bonus(SM) and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. I/We understand that all payments and values based on the fixed account are subject to an interest adjustment formula that may increase or decrease the value of any transfer, partial surrender, or full surrender from the fixed account made prior to the end of a guaranteed period. Under penalty of perjury, the Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.



     __________________________________________________________________________
     Signed at (city)                  State                                     Date [__][__] [__][__] [__][__]
                                                                                       Month     Day      Year
     ________________________________  _______________________________________
     Signature of Contract Owner       Joint Contract Owner (if applicable)

     __________________________________________________________________________
     Signed at (city)                  State                                     Date [__][__] [__][__] [__][__]
                                                                                       Month     Day      Year
     __________________________________________________________________________
     Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)





================================================================================
                    FINANCIAL ADVISER MUST COMPLETE PAGE 5.
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
     THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR SECURITIES DEALER. Please type or print.
------------------------------------------------------------------------------------------------------------------------------------

12   Insurance in Force  Will the proposed contract replace any existing annuity or life insurance contract?

     ELECT ONE: [_] No [_] Yes  If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and
     Annuitant(s):

     (Attach a state replacement form if required by the state in which the application was signed.)

                                                                                                                    $
     -------------------------------------------------------------------------------------------------------------------------------
     Company name                                                                              Year issued          Amount

13   Additional Remarks

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

     _______________________________________________________________________________________________________________________________

14   Dealer Information  Note: Licensing appointment with Lincoln Life is required for this application to be processed.
                               If more than one representative, please indicate names and percentages in Section 13.

     [_] 1  [_] 2  [_] 3  OR   [_] Income4Life(SM) Solution--complete Form 30350CP (nonqualified) or Form 30350Q-CP (qualified)

     _____________________________________________________________________________     [_][_][_] [_][_][_]-[_][_][_][_]
     Registered representative's name (print as it appears on NASD licensing)          Registered representative's telephone number

     _____________________________________________________________________________     [_][_][_]-[_][_]-[_][_][_][_]
     Client account number at dealer (if applicable)                                   Registered representative's SSN

     _______________________________________________________________________________________________________________________________
     Dealer's name

     _______________________________________________________________________________________________________________________________
     Branch address                                    City                                    State               ZIP

     _______________________________________________________________________________________________________________________________
     Branch number                                     Registered representative number

     [_] CHECK IF BROKER CHANGE OF ADDRESS

15   Registered Representative's Signature

     The representative hereby certifies that he/she witnessed the signature(s) in Section 11 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used only The Lincoln National Life Insurance Company approved sales materials in conjunction with this sale; and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.

     _______________________________________________________________________________________________________________________________
     Signature

                                  Send completed application--with a check made payable to Lincoln Life--to your investment dealer's
[LOGO OF LINCOLN CHOICE PLUS]     home office or to:
                                                                                         Express Mail:
                                  Lincoln Life                                           Lincoln Life
                                  P.O. Box 7866                                          Attention: ChoicePlus Operations
                                  Fort Wayne, IN 46801-7866                              1300 South Clinton Street
                                                                                         Fort Wayne, IN 46802

                                  If you have any questions regarding this application, please call Lincoln Life at 800 826-6848.